UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2023

Quadro Acquisition One Corp.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40077	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2685 Nottingham Avenue Los Angeles, CA 90027	90027
(Address of principal executive offices)	(Zip Code)

(302) 738-6680
(Registrant’s telephone number, including area code)

850 Library Avenue, Suite 204

Newark, Delaware 19715
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share and one-third of one Redeemable Warrant	QDROU	The Nasdaq Stock Market LLC
Class A Ordinary Shares, par value $0.001 per share	QDRO	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50, subject to adjustment	QDROW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02 Non-Reliance on Previously Issued interim Financial Statements or Competed Interim Review.

On April 12, 2023, the audit committee (the “Audit Committee”) of the board of directors (the “Board”) of Quadro Acquisition One Corp. (the “Company”), after considering the recommendations of management and its financial advisors, determined that certain errors relating to the accounting of certain deferred underwriting expenses were not properly recorded in the period in which they occurred. The Audit Committee determined that the Company’s previously issued unaudited interim financial statements included in the Company’s quarterly report on Form 10-Q for the period ended September 30, 2022 filed by the Company on November 14, 2022 (the “Affected Period”) should be restated to recognize the extinguishment of a contingent liability allocated to its redeemable Class A ordinary shares, par value $0.001 (“Class A Shares”) as an adjustment to the carrying value of the Class A Shares subject to possible redemption. Our management has concluded that the control deficiency that resulted in these restatements constituted a material weakness as of September 30, 2022. As such, the Company will restate its financial statements for the Affected Period. Considering such restatement, such financial statements, as well as the relevant portions of any communication which describes or are based on such financial statements, should no longer be relied upon.

The restatement does not have an impact on the Company’s cash position and cash held in the trust account established in connection with the Company’s initial public offering.

The Company’s management has concluded that, in light of the errors described above, a material weakness existed in the Company’s internal control over financial reporting during the Affected Period and that the Company’s disclosure controls and procedures were not effective during the Affected Period. The Company’s remediation plan with respect to such material weakness will be described in more detail in Item 9A of Part II to the Company’s Annual Report on Form 10-K to be filed for the year ended December 31, 2022.

The Audit Committee, the Board and the Company’s management have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with its auditors, WithumSmith+Brown, PC (“Withum”). Withum was provided with a copy of the disclosures made herein and was given the opportunity, no later than the day of the filing of this Current Report on Form 8-K, to review these disclosures.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “seeks,” or other similar expressions. Such statements may include, but are not limited to, statements regarding the Company’s intent to restate certain historical financial statements and the timing and impact of the restatement. These statements are based on current expectations on the date of this Form 8-K and involve a number of risks and uncertainties that may cause actual results to differ significantly. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRO ACQUISITION ONE CORP.

Date: April 12, 2023	By:	/s/ Dimitri Elkin
Name: Dimitri Elkin
Title: Chief Executive Officer